OMNITEK ENGINEERING CORP

1333 KEYSTONE WAY, STE 101

VISTA, CA 92081

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, October 27, 2017

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As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, OMNITEK ENGINEERING CORP has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The Board of Directors recommend a vote FOR the Election of Directors and FOR proposals 2 and 3.

1. ELECTION OF DIRECTORS

1. WERNER FUNK	2. RICHARD MILLER	3. GEORGE G. CHACHAS
4. GARY S. MAIER	5. JOHN M. PALUMBO	

2. RATIFICATION OF APPOINTMENT OF SADLER GIBB & ASSOCIATES, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2017.

3. THE RATIFICATION AND APPROVAL OF THE OMNITEK 2017 LONG-TERM INCENTIVE PLAN (THE “2017 PLAN”).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/omnitek2017**

HOW TO VOTE

BY INTERNET www.colonialstock.com/omnitek2017
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	October 27, 2017 10:00 AM pst
Meeting Location:	OMNITEK ENGINEERING CORP 1333 KEYSTONE WAY, STE 101 VISTA, CA 92081

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: October 17, 2017

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/omnitek2017
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 27, 2017

OMNITEK ENGINEERING CORP.

BROKER
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51 MERCEDES WAY
EDGEWOOD NY 11717

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John Sample
1234 ANYWHERE STREET
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Meeting Information

Meeting Type: Annual Meeting
For holders as of: September 01, 2017
Date: October 27, 2017 **Time:** 10:00 AM PST
Location: OMNITEK ENGINEERING CORP
1333 KEYSTONE WAY, STE 101
VISTA, CA 92081

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 13, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Werner Funk 02 Richard Miller 03 George G. Chachas 04 Gary S. Maier 05 John M. Palumbo

The Board of Directors recommends you vote FOR the following proposal(s):

2 Ratification of Appointment of Sadler Gibb & Associates, LLC as the Independent Registered Public Accountants for the fiscal year 2017.

The Board of Directors does not have a recommendation for voting on the following proposal(s):

3 The ratification and approval of the Omnitek 2017 Long-Term Incentive Plan (the 2017 Plan).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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